PAR VALUE $.001


1949                                                             ***********


                         AMERICAN QUANTUM CYCLES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT                                      CUSIP 02914P  20 4

                                ****SPECIMEN****

Is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         AMERICAN QUANTUM CYCLES, INC. (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the state of Florida and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

         This Certificate is not valid unless countersigned and registered by the Transfer Agent.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Date                                                  /s/ Robert L. Guess
                                                      --------------------
                                                      PRESIDENT

AMERICAN QUANTUM CYCLES
CORPORATE SEAL 1986 FLORIDA


Countersigned:
Florida Atlantic Stock Transfer, Inc.
5701 North Pine Island Road,
Tamarac, Florida 33321                                      Transfer agent

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT-..............Custodian ..............
                                                                   (Cust)           (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors
                                                            Act....................................
JT TEN  - as joint tenants with right                                       (State)
          of survivorship and not as
          tenants in common

       Additional abbreviation may also be used though not in above list.


For value received, .......................hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

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 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated.....................


                                        ........................................

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.